Exhibit 10.9.5



                                             Mr Frederick Landman,
                                             PanAmSat Coporation
                                             One Pickwick Plaza - Suite 270
                                             Greenwich, CT 06830
                                             U.S.A.


                                              Evry, 9 March 1998



Re:      PAS 6 Satellite (LSA 94.5.918 "Pas 6 LSA")


This letter will confirm our agreement  that,  notwithstanding  the terms of the
Pas    6    LSA,     PanAmSat     agrees    to     [****************************
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This letter  formally  constitutes  an  amendment  to the PAS 6 LSA. In order to signify your approval, could you kindly return an executed original of this letter to my attention.


Best Regards,



Michele FRANCI

                                          ACKNOWLEDGED AND AGREED TO BY PANAMSAT




[***]  Filed  separately  with  the  Commission   pursuant  to  a  request  for
       confidential treatment.


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                                     Annex A

                             ARIANESPACE LETTERHEAD


                                             Mr Frederick Landman,
                                             PanAmSat Coporation
                                             One Pickwick Plaza - Suite 270
                                             Greenwich, CT 06830
                                             U.S.A.


                                             (DATE)


Re: [********************************************]

Dear Mr. Landman,

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Sincerely,



ARIANESPACE S.A.


By:__________________________________


Title:_________________________________



[***]  Filed  separately  with  the  Commission   pursuant  to  a  request  for
       confidential treatment.